UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/12/2006

FREMONT MICHIGAN INSURACORP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50926

MI	421609947
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

933 East Main Street, Fremont, MI 49412
(Address of principal executive offices, including zip code)

231-924-0300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 7, 2006, the Board of Directors of Fremont Michigan InsuraCorp, Inc. elected Ms. Monica C. Holmes as a Director of the Company with her term as a director effective on December 7, 2006. Holmes, 57, is the Associate Dean of the College of Business Administration of Central Michigan University. Holmes has not been appointed to serve on any committees of the Company's Board of Directors.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREMONT MICHIGAN INSURACORP, INC.

Date: December 12, 2006	By:	/s/ Richard E. Dunning
Richard E. Dunning
President and CEO